License Agreement

This License Agreement is made and entered into as of the 8th day of March, 2000 (the "Effective Date") by and between MyTurn.com, Inc. ("Company"), a Delaware corporation located at 12735 Gran Bay Parkway North, Building 200, Jacksonville, FL, 32253 and CNN Interactive, a division of Cable News Network LP, LLP ("CNN"), a Delaware limited partnership, located at One CNN Center, Atlanta, GA, 30303.

1.       Overview

     During the Term (as defined below), the parties will establish links between Company's Internet portal site located at http://www.myturn.com (the "Company Internet Site") and a CNN Internet site currently known as "CNN Interactive" (the "CNN Site"). In connection with such links, CNN will provide data, resident on the Company servers, that will be sponsored exclusively by Company and will contain CNN Logos (as defined below). Such data will contain CNN news headlines news summaries, full stories and links to the CNN Site. The co-branded news content provided under this Agreement will be promoted to buyers of Company's GEOS-based sub-$500 computer (including 56K modem and limited applications software) known as "GlobalPC" and distributed via mass-market general retail outlets (the "Device"). CNN will allow Company to use the CNN name as further provided in this Agreement and branding to conduct such promotion subject to prior approval of CNN.

2.       Term

     The term of the Agreement will commence from the Effective Date and, unless earlier terminated pursuant to the terms of this Agreement, will continue for a period the earlier of one year from the launch of the Device or until June 15, 2001 (the "Term"). CNN will commence providing CNN content by no later than April 17, 2000.

3.       Creation and Display of CNN Content

     3.1 CNN will create and/or otherwise provide the content set forth on Exhibit A attached hereto and regularly update all content and other materials provided by CNN to Company ("CNN Content"). CNN hereby grants Company a limited non-exclusive license to use the CNN Content in accordance with the terms set forth herein. The Company's news pages will be designed by Company with CNN's design input, and will display the CNN Logo. Company also will provide one (1) unit of the Device and/or emulation software for CNN's use in connection with the development and testing of the CNN Content. Company covenants to maintain the most updated CNN Content on the Company Internet Site at all times.

     3.2 The CNN Content will correspond to the sections of the CNN Site identified on Exhibit A hereto and incorporated herein. Each full story on the Company Internet Site will include a link to CNN.


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     3.3 Company  must  secure,  maintain  and pay for all  Company's  equipment tariffs, telecommunications service and any related or other charges necessary for its reception and distribution of the CNN Content. Company shall be solely responsible for maintaining all equipment and access necessary to access and/or receive the CNN Content. In addition, Company shall also be responsible for obtaining and complying with any necessary authorizations, licenses or other permissions, if any, that may be required of Company by any appropriate authority.

     3.4 CNN shall publish the CNN Content in a mutually agreed upon technical format and updated in a manner designed to provide timely news and information on a consistent basis to reflect breaking news. CNN Content will be displayed and hosted by the Company servers except where technically infeasible (e.g., stock quotes), and CNN will maintain and exercise absolute editorial control and discretion over the substance and selection of all CNN Content and all other content of any type provided by CNN as part of this Agreement. CNN shall have the right in its good faith sole discretion, to withdraw any CNN Content for any legal or business reason it deems reasonably necessary. At CNN's request Company shall immediately take action to remove the withdrawn CNN Content. Company shall have no right, nor authorize any entity, to transmit, modify, alter, edit, sublicense or otherwise use the CNN Content, provided to it hereunder. Company shall only have the right to archive any CNN Content for nor more than fourteen
(14) days. Company shall restrict access to any CNN Content on the Company Internet Site to users who access the CNN Content via the Device. Company may allow users who are not accessing the Company's Site via the Device to view CNN news and information of the type included in the CNN Content with links directly to the CNN Site.

     3.5 Company acknowledges that the license to use the CNN Content is non-exclusive and may appear on third-party sites. Company further acknowledges that CNN will be the exclusive business, sports and general news provider for Company, and Company accordingly will not display or promote any content created, distributed or provided by any of the entities listed on Exhibit B attached hereto and made part hereof except that Company may provide almanac content from any other provider to supplement the CNN Content as long as such content does not reside on the same pages as CNN Content.

     3.6 Subject to the foregoing, the CNN Content will not contain advertising placements, and neither party will sell any advertising for placement on any of the CNN Content. Company will not (i) sell any advertising or other placements targeted for display against any of the CNN Content, or the CNN Site, and (ii) place or permit placement of any material of any kind on, in, surrounding or adjacent the CNN Content except that Company can display advertising and other content on pages that contain links to the CNN Content and on search pages that return CNN Content.

4.       Logo Licenses

     4.1 CNN hereby grants Company a limited non-exclusive license to use the name of CNN and the CNN Interactive service mark (collectively, the "CNN Logo") during and in accordance with the terms hereof. Such license is granted solely for the purpose of permitting Company to use the CNN Logo (i) on the Company Internet Site as a hypertext link/navigational button to the CNN site from the home pages of the Company Internet Site (the "CNN Internet Link")

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as  further  described  in  Section  4.1(a)  below and (ii) in  connection  with approved promotional uses as further described in Sections 4.1(b) and (c) below. Company must obtain the prior approval of CNN for each and every Company use and reproduction of the CNN Logo, except that Company need not obtain prior approval to reprint, rebroadcast or retransmit during the Term any material that is identical to previously-approved material and further except as set forth herein. Company will not use or reproduce the CNN Logo for any purposes not expressly set forth herein, and Company expressly acknowledges that it may not use the CNN Logo to promote the Company Internet Site or any Company products or services other than the Device, except as set forth herein.

                  (a) The CNN Internet Link may not be used in any manner to provide viewers access to the CNN Site via any caching (except for performance reasons), framing, layering or other techniques that cause intermediate copying of the CNN Site (or elements thereof) or display of the CNN Site or portions thereof in any manner unintended by CNN, including, without limitation, display of the CNN Site with any materials posted by Company or any party other than CNN.

                  (b) Solely to promote the availability of the news content provided by CNN under this Agreement, Company may use the CNN Logo on and in Company product packaging and instruction manuals and materials which shall be submitted to CNN for approval prior to use; television, radio and print advertising; in-store display material; and promotional literature for the Device.

     4.2 Company hereby grants CNN a limited non-exclusive license to use the Company service mark (the "Company Logo") during and in accordance with the terms hereof. Such license is granted solely (i) for the purpose of displaying the Company Logo on the CNN Content along with the CNN Logo, and (ii) placing the Company Logo on the CNN Content (at CNN's discretion) as a Company Internet Link. CNN will not be allowed to use or reproduce the Company Logo for any other purpose, including the promotion of CNN's on-line services or the CNN Site, without the prior written approval of Company.

     4.3 Each party's use of the other's Logo will be limited to the style and format of such Logos as provided by such party. Each party hereby grants the other the right to download the other's Logo from its Internet Site for use as set forth herein.

     4.4 Company represents, warrants, and agrees that the context in which the CNN Logo is used will not be derogatory to or critical of the news or entertainment industries or of CNN, its parent, subsidiary or affiliated companies, or any of their respective officers, directors, agents, or employees, or of any program produced or distributed by CNN or its parent, subsidiary or affiliated companies, or any of their respective officers, directors, agents, or employees.

     4.5 Each party hereto warrants that it will maintain no less than the level of editorial and technical standards shown in the representative samples of such party's Internet Site provided to the

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other in connection  with this  Agreement.  Each party hereto agrees to use such
Logos only in the form provided by the other party and subject to the conditions provided herein.

     4.6 Neither party will in any way suggest or imply through use of the other party's Logo or otherwise that its Internet Site or on-line service is directly affiliated with, endorsed by or created in association with the other party.

     4.7 Each party has paid and/or will pay any and all costs which it has incurred or will incur as a result of its usage or downloading of the other party's Logo and any other costs of performance hereunder and will not hold the other party responsible for any portion thereof.

     4.8 CNN acknowledges that the Company Logo is owned by Company and Company acknowledges that the CNN Logo is owned by CNN. Neither party will do anything inconsistent with such ownership and all uses of the Logos will inure to the benefit of and are on behalf of the respective owner of the Logo. Nothing in this Agreement grants either party any right, title or interest in the other party's Logo other than the limited license set forth herein. Each party further agrees that it will not attack or assist others in attacking the title of the Logo of the other party.

     4.9 Other than as expressly authorized herein, each party agrees not to use any other trademark or service mark in combination with the other party's Logo without the prior written approval of such party.

     4.10 Each party agrees to notify the other party of any unauthorized use of such party's Logo promptly as it comes to the notifying party's attention. Each party will have the sole right and discretion to bring infringement or other proceedings involving its own Logo.

5.       Fees

     Company will pay to CNN a total fee of Eight Hundred Seventy-Five Thousand Dollars ($875,000.00) for the Term (the "Fee"), payable as follows: Eighty Seven Thousand Five Hundred Dollars ($87,500.00) upon execution of this Agreement (which has been paid as of the date hereof) and the balance in quarterly payments of One Hundred Ninety Six Thousand Eight Hundred Seventy Five Dollars ($196,875.00) beginning on April 15, 2000 and each payment thereafter shall be due and payable ten (10) days following the end of the following three month period. In the event the Agreement is terminated prior to the end of the Term, the fee shall be reduced on a pro-rata basis for the number of days from the date of discontinuation by the Company of the use of the CNN Logo and CNN Content to the expiration of the Term.

6.       General Terms

     6.1 Limitation of Liability. EXCEPT FOR THIRD PARTY CLAIMS FOR WHICH A PARTY HERETO IS INDEMNIFIED UNDER SECTION 6.13, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) SUCH AS, BUT NOT LIMITED TO, LOSS OF

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REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. WITHOUT LIMITING THE GENERALITY
OF THE FOREGOING, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CLAIM ARISING OUT OF ANY DOWNLOADING OR OTHER USE OF ANY OF THE CONTENT BY USERS OF EITHER THE SPONSOR INTERNET SITE OR THE CNN INTERNET SITE.

     6.2  Disclaimer.   NEITHER  PARTY  HERETO  MAKES,  AND  EACH  PARTY  HERETO
SPECIFICALLY DISCLAIMS AND AGREES THAT THE OTHER HAS NOT MADE ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE OPERATION OF SUCH PARTY'S INTERNET SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE WITHOUT LIMITING THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT THE OTHER'S SITE IS OPERATED ON AN "AS IS" BASIS, AND NEITHER PARTY MAKES ANY WARRANTY THAT ITS SITE WILL BE ERROR-FREE OR THAT ACCESS THERETO WILL BE UNITERUPTED.

     6.3 Termination of Agreement. This Agreement will expire on the date set forth in Section 1 hereof. In addition, the non-breaching party may terminate this Agreement with written notice to the breaching party in the event that a material breach of a material term of this Agreement has not been cured by the breaching party within thirty (30) days of written notice thereof. In addition, CNN may terminate this Agreement (i) on thirty (30) days' notice in the event that any third-party content provider to CNN objects to any activity of CNN arising out of or related to this Agreement or (ii) upon twenty-four (24) hours notice in the event that CNN determines in its sole discretion exercised in good faith that any pages CNN Content, as viewed in connection with the Device, do not meet the reasonable standards of CNN; provided, that, CNN shall give Company notice (via fax, e-mail or phone) of the concerns surrounding the CNN Content on the Device and Company shall have a period of three (3) business days to cure such concerns.

     Within sixty (60) days following any termination or expiration of this Agreement, except for termination pursuant to Section 6.3(i) or (ii), in which case upon termination of this Agreement, the Company will discontinue immediately all use of the CNN Logo and delete or destroy all CNN materials in any medium or format that are within Company's possession, custody or control. Upon any termination or expiration of this Agreement, CNN will discontinue immediately all use of the Company Logo and delete or destroy Company materials in any medium or format that are within CNN's possession, custody or control except for packing or instruction materials which are in the Company's inventory at the time of such termination.

     6.4 Amendments to this Agreement. No amendment to or modification of this Agreement will be binding upon any party unless such amendment or modification is reduced to writing, dated and executed by both parties to this Agreement.

     6.5 Assignment. Neither this Agreement, any right or license granted hereunder or any portion thereof will be assigned or transferred to any third party, by operation of law or otherwise, without the prior written consent of the other party; provided however, either party may assign this

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Agreement without the prior written consent of the other to any person,  firm or entity controlled by, controlling or under common control with such party or in connection with the sale of substantially all of the assigning party's assets or a merger, consolidation or the like (a "Transaction") where the assigning party is not the surviving entity; provided, that, if Company enters into a Transaction with an entity CNN reasonably deems a competitor CNN shall have the right to terminate the Agreement upon thirty (30) days prior notice.

     6.6 Confidentiality. Each party agrees that this Agreement, its terms and all information and items shared hereunder, tangible and intangible, will remain confidential and will not be disclosed to any third party for any reason without the prior written consent of the other party, unless such disclosure is required by or made pursuant to the order of a court of competent jurisdiction or a government agency or otherwise pursuant to law, rule or regulation and except further as provided in this Agreement.

     6.7 Waiver and Remedies. The failure of either party at any time to require performance by the other party will in no way affect the right of either party thereafter to enforce the same provision, nor will the waiver of either party of any breach of any provision herein be held or taken to be a waiver of succeeding breach or as a waiver of the provision itself. No waiver will be effective unless it is in writing and is signed by both of the parties hereto. All remedies, rights, undertakings, obligations and agreements contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

     6.8 Notices. All notices and statements required or permitted by this Agreement will be deemed to have been given when delivered in person or five (5) days after having been deposited with the United States Post Office, Certified Mail, return receipt requested, postage prepaid and properly addressed. Any notices sent to Company will be addressed to Company at the address first set forth above, and any notices sent to CNN will be sent to CNN interactive, One CNN Center, P.O. Box 105366, Atlanta, Georgia 30348-5366, attention: Vice President, Business Development with a simultaneous copy to CNN, One CNN Center, P.O. Box 105573, Atlanta, Georgia 30348-5773, attention: General Counsel.

     6.9 Severability. If any provision in this Agreement is declared invalid or unenforceable in any respect, the parties agree that such invalidity or unenforceability will not affect the validity of the remaining provisions of this Agreement, and further agree to substitute for the invalid provision a valid provision which approximates the intent and economic effect of the invalid provision as closely as possible.

     6.10 Descriptive Headings. The descriptive headings of the several sections of this Agreement are used for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.

     6.11 Governing Law, Venue and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Georgia. The parties agree that the exclusive


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jurisdiction  and venue for any  action  relating  to this  Agreement  will be a federal or state court in Atlanta, Georgia and the parties hereby consent to such jurisdiction and venue.

     6.12 Force Majeure; Delay. Neither party hereto will be responsible for delays in performance caused by acts of God or governmental authority, strikes
or  labor  disputes,  satellite  failure  or  malfunction,   electrical  outage,
equipment failure, fires or other loss of facilities, or any other cause, whether similar or dissimilar, beyond the reasonable control of that party;
provided, however, that in the event of such delay for ten (10) or more consecutive days or thirty (30) or more days within a single sixty (60) day period, then the other party hereto will be entitled to terminate this Agreement without further liability or obligation.

     6.13 Indemnification. Each of the parties hereto will indemnify, defend and hold the other party hereto, its parent, subsidiaries, affiliates, predecessors, successors and assigns and their respective agents, officers, directors and employees harmless from and against any and all losses, costs, claims, damages (including attorney's fees and expenses and allocable fees of in-house counsel), liability, demands or expenses, which may arise out of or derive in any way from
(i) any failure of such party to maintain all rights and licenses necessary in connection with the license of such party's Logo hereunder, (ii) any infringement of any copyright, trademark, patent, music synchronization rights, music performing rights, master music recording rights, still photography, film and videotape footage rights, or (iii) any claim or defamation, invasion of the right or privacy or publicity or infringement of any other right of any kind of any third party.

     6.14 Reservation of Rights. Each of the parties hereby reserves all rights in and to its respective Logos not specifically granted herein. Each party will, with respect to its respective Logo, at all times, anywhere in the world, and whether or not in competition with the other party, have the right to use and/or authorize the use of their respective Logo, or any portion thereof, in any way such party may desire which is not inconsistent with the terms hereof. Except for Company's rights in the Company Logo, any and all rights in and to the CNN Site, and/or the CNN Content, not expressly granted to Company herein are hereby expressly reserved by CNN and may be exercised and exploited freely by CNN in any manner it deems appropriate in any medium now known or hereafter known. All copyrights and other rights in and to the CNN Site, and/or CNN Content, and all derivative works thereof will remain with CNN and Company will not acquire, obtain or claim any copyright or other proprietary interest in or to any such materials by reason of this Agreement or any license granted herein; accordingly, Company agrees to and hereby does assign and/or transfer to CNN without payment any rights in or to any such materials or any derivative works thereof it may inadvertently or otherwise acquire in connection herewith. Except for the CNN Logo as displayed thereon, the Company Internet Site and all rights therein are proprietary to Company and CNN will not be deemed to have acquired any copyright or other ownership interest in the Company Internet Site.

     6.15 Publicity. CNN will work with Company on a press release to announce the relationship established by this Agreement. The timing and content of such release will be as mutually agreed upon by the parties. Except as otherwise provided in this Agreement, neither party will undertake any marketing or promotional effort or make any public statement, press release or

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other  announcement  relating or referring to their relationship or the terms of this Agreement without the prior written approval of the other, which shall not unreasonably be withheld.

     6.16 No Joint Venture. Nothing contained herein will create or suggest any affiliation, association, partnership, agency or joint venture between the parties. Neither party hereto will represent itself as the associate, partner, agent or joint venturer of the other in any way whatsoever.

     6.17 No Other Agreements. This Agreement, including the Exhibits hereto, contains the entire understanding and agreement of the parties with respect to the subject matter hereof, and supercedes any prior written or oral agreements between them with respect thereto. Except as so set forth, there are no representations, agreements, arrangements or understandings, written or oral between the parties, with respect to the subject matter of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal effective as of the day and year above written.

MyTurn.com, Inc.                                CNN Interactive, a division of
                                                Cable News Network LP, LLP

Signature: /s/ Rudy Theale                      Signature: /s/ Donna K. Lewis
           ----------------------                          ------------------

Printed                                         Printed
Name:       Rudy Theale                         Name:       Donna K. Lewis
      ---------------------------                          ------------------

Title:         President                        Title:          SVP
       --------------------------                          ------------------

Date:         3/9/00                            Date:             3/8/00
      ---------------------------                          ------------------





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                                    Exhibit A
                        CNN Content/Sections and Features

CNN will deliver content substantially in the form set forth below. Such content will be updated every twenty minutes (with the exception of weather which will be updated every hour).

o US News: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available).

o World News: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available).
o Business from CNNfn: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available); delayed market indices for NYSE AMEX and NASDAQ; CNN shall make the CNN stock quote database (resident on CNN servers) accessible upon electronic query by Company.
o Politics from AllPolitics: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available).
o Science and Technology: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available).
o Sports from CNN/SI: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available); scoreboards to include all major U.S. sports and major worldwide sporting events.
o Entertainment: CNN will deliver 3-5 headlines, summaries, full stories/link and photos (where available); time zone links to local television programming schedules; and a zip code entry field that likewise links to local television programming schedules.

In addition, CNN will provide:

o Weather: Thumbnail images of national (North America) weather maps, each of which will link to the corresponding full-size map; and a zip code entry field that links to local weather forecast data.
o Almanac: Features known as Quote of the Day, Birthdays and News Related Links of the Day.




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